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                          Securities and Exchange Commission
                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 6, 1996
                                                    ---------------------------


                               RENAISSANCE COSMETICS, INC.
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                  (Exact Name of Registrant as Specified in Charter)


       Delaware                      33-87280                 06-1396287
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(State or Other Juris-           (Commission File           (IRS Employer
diction of Incorporation)             Number)             Identification No.)




            955 Massachusetts Avenue
            Cambridge, Massachusetts                     02139
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             (Address of Principal                    (Zip Code)
              Executive Offices)




                                   (617) 497-5584
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               (Registrant's Telephone Number, Including Area Code)



                                   Not Applicable
--------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On December 6, 1996, the Registrant, through its wholly-owned subsidiaries, Dana Perfumes Corp. ("Dana"), Houbigant (1995) Limitee ("Houbigant"), Dana U.K. ("Dana U.K.") and Starrate Investments (PTY) Limited ("Starrate") consummated the acquisition of the mass fragrance business of Procter & Gamble Company ("P&G") from P&G and its affiliates, Procter & Gamble, A.G., Rosemount Corporation, Noxell Corporation and Shulton, Inc. (collectively "Sellers") (the "Acquisition").

    The total purchase price for the Acquisition was $41.1 million in cash of which $8.0 million related to inventory and $33.1 million related to the licenses and right to market such fragrances. The purchase price for the inventory is subject to adjustment, based on the actual value of inventory purchased, to be determined after the closing. In addition the Registrant assumed certain specified trade related obligations of P&G, including liability for returns of products related to the Acquisition and sold by P&G prior to the closing but are unable to be sold by retailers to their customers and liabilities under certain advertising and business development commitments. The amount of such liabilities cannot be determined until after the closing and there can be no assurance as to what the actual amount of such liabilities will be. The Registrant funded the purchase price primarily from borrowings under a secured credit facility with the lenders named therein. The nature and amount of consideration paid in connection with the Acquisition was determined based on negotiations between the Registrant and P&G. Prior to the Acquisition, there were no material relationships among the Registrant or any of its affiliates, directors or officers or any associates thereof and the Sellers. In connection with the Acquisition, Dana entered into Transition Services Agreements for the U.K., Poland, Japan and South Africa pursuant to which P&G will continue to run the business in these countries for six months for Dana's benefit. P&G will provide such services to Dana at cost.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. It is impracticable to provide the financial information required under Item 7(a) of Form 8-K at the time this Form 8-K is required to be filed. In accordance with Item 7(a)(4) of Form 8-K, the Registrant will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than February 18, 1997.

(b) PRO FORMA FINANCIAL INFORMATION. It is impracticable to provide the pro forma financial information required under Item 7(b) of Form 8-K at the time this Form 8-K is required to be filed. In accordance with Item 7(b)(2) of Form 8-K, the Registrant will file the required pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than February 18, 1997.

(c) EXHIBITS.

    2.1 Asset Sale and Purchase Agreement by and among the Procter & Gamble Company (as Seller) and Dana Perfumes Corp. (as Buyer) and Solely For Purposes of Sections 4.6, 6.6 and 6.12 Hereof Renaissance Cosmetics, Inc. and Cosmar Corporation Dated as of October 29, 1996.

    99.1 Form of Transition Services Agreement.

    99.2 Form of Asset Sale and Purchase Agreement among P&G Foreign affiliate sellers and Dana dated as of October 29, 1996.

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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RENAISSANCE COSMETICS, INC.
                                             (Registrant)

                                      /s/    John R. Jackson
                                      -----------------------------------------
Date:  December 20, 1996              By:    John R. Jackson
                                      Title: Vice President and General Counsel